NUMBER

SHARES

ORB AUTOMOTIVE CORPORATION

INCORPORATED UNDER THE LAWS OF THE CAYMAN ISLANDS

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP G0082K 10 9

ORDINARY STOCK

THIS CERTIFIES THAT:

PROOF

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF ORDINARY STOCK OF $0.000384 PAR VALUE EACH OF

ORB AUTOMOTIVE CORPORATION

transferable on the books of the Corporation by the holder thereof in person or by duly authorized attorney upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the Cayman Islands, and to the Memorandum and Articles of Association of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

DATED:

COUNTERSIGNED:

STOCKTRANS, A BROADRIDGE COMPANY
44 WEST LANCASTER AVE., ARDMORE, PA 19003
TRANSFER AGENT

BY:

AUTHORIZED SIGNATURE

ORB AUTOMOTIVE CORPORATION CORPORATE SEAL 2006 CAYMAN ISLANDS

Guangning Xu
SECRETARY

CHIEF EXECUTIVE OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ....Custodian....................
(Cust) (Minor)
under Uniform Gifts to Minors
Act..
(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, ______________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

____

(PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

____

____

____ *Shares*

of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

____ *Attorney*

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated ______________________________

____

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER.

THE SIGNATURE TO THE ASSIGNMENT MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER, AND MUST BE GUARANTEED BY A COMMERCIAL BANK OR TRUST COMPANY OR A MEMBER FIRM OF A NATIONAL OR REGIONAL OR OTHER RECOGNIZED STOCK EXCHANGE IN CONFORMANCE WITH A SIGNATURE GUARANTEE MEDALLION PROGRAM.

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